Prospectus Supplement

John Hancock Variable Insurance Trust

Supplement dated December 2, 2021 to the current Prospectus, as may be supplemented (the Prospectus)

American Global Growth Trust (the fund)

Effective December 1, 2021 (the Effective Date), Roz Hongsaranagon is added as one of the Portfolio Managers of the fund’s master fund, the Global Growth Fund (the master fund), a series of American Funds Insurance Series. Accordingly, the following will replace in its entirety the portfolio manager information in the “Fund summary” section of the Prospectus under the heading “Portfolio management”:

Patrice Collette Partner – Capital World Investors Managed fund since 2015	Paul Flynn Partner – Capital World Investors Managed fund since 2017	Roz Hongsaranagon Partner – Capital World Investors Managed fund since 2021
Jonathan Knowles Partner – Capital World Investors Managed fund since 2013

As of the Effective Date, the information in the “Subadvisors and Portfolio Managers” section of the Prospectus under the heading “Capital Research and Management Company (“CRMC”)” is amended to add disclosure relating to Roz Hongsaranagon as one of the Portfolio Managers of the master fund of which the fund is a feeder fund.

Portfolio Manager for the Series/Title (If Applicable)	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Manager’s Role in Management of the Fund(s)
Roz Hongsaranagon Partner	Partner – Capital World Investors Investment professional for 19 years in total; all with CRMC or affiliate	Serves as an equity portfolio manager for Global Growth Fund

American International Trust (the fund)

Effective December 1, 2021 (the Effective Date), Jesper Lyckeus will no longer serve as one of the Portfolio Managers of the fund’s master fund, the International Fund, a series of American Funds Insurance Series. Accordingly, all references to Mr. Lyckeus are removed from the Prospectus as of the Effective Date.

Accordingly, the following will replace in its entirety the portfolio manager information in the “Fund summary” section of the Prospectus under the heading “Portfolio management”:

Sung Lee Vice President; Partner – Capital Research Global Investors Managed fund since 2005	Renaud H. Samyn Vice President; Partner – Capital Research Global Investors Managed fund since 2013	Nicholas J. Grace Partner – Capital Research Global Investors Managed fund since 2021
Christopher Thomsen Partner – Capital Research Global Investors Managed fund since 2005

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement

John Hancock Variable Insurance Trust

Supplement dated December 2, 2021 to the current Statement of Additional Information, as may be supplemented (the SAI)

American Global Growth Trust (the fund)

Effective December 1, 2021 (the Effective Date), Roz Hongsaranagon is added as one of the Portfolio Managers of the American Global Growth Trust’s master fund, the Global Growth Fund, a series of American Funds Insurance Series.

In addition, the following is added to the “Portfolio manager fund holdings and management of other accounts” section of “APPENDIX B – PORTFOLIO MANAGER INFORMATION – CAPITAL RESEARCH AND MANAGEMENT COMPANY (“CRMC”) DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE MASTER FUNDS OF THE JHVIT FEEDER FUNDS, OTHER ACCOUNTS MANAGED AND COMPENSATION” of the SAI as of the Effective Date with respect to the American Global Growth Trust:

The following table reflects information regarding accounts other than the fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Patrice Collette, Paul Flynn, Roz Hongsaranagon, and Jonathan Knowles are jointly and primarily responsible for the day-to-day management of the portion of the fund’s portfolio as of the Effective Date.

The following table reflects information as of December 1, 2021:

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1,2]
	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)
Roz Hongsaranagon	1	81.2	None	None	None	None

[1]	Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
[2]	Personal brokerage accounts of portfolio managers and their families are not reflected.

Ownership of fund shares. Ms. Hongsaranagon did not beneficially own any shares of the fund as of December 1, 2021.

American International Trust (the fund)

Effective December 1, 2021 (the Effective Date), Jesper Lyckeus will no longer serve as one of the Portfolio Managers of the American International Trust’s master fund, the International Fund, a series of American Funds Insurance Series. Accordingly, all references to Mr. Lyckeus are removed from the SAI as of the Effective Date. Sung Lee, Renaud H. Samyn, Nicholas J. Grace, and Christopher Thomsen are jointly and primarily responsible for the day-to-day management of the portion of the fund’s portfolio as of the Effective Date.

You should read this supplement in conjunction with the SAI and retain it for your future reference.